P F S W T H E P R E M I E R E C O M M E R C E O R D E R F U L F I L L M E N T P L AT F O R M I n v e s t o r P r e s e n t a t i o n : A u g u s t 2 0 2 3 Exhibit 99.1

Important Cautions Regarding Forward Looking Statements The matters discussed in this presentation, particularly information regarding future revenue, earnings, business plans and goals, consist of forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by these sections and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. Such statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company's future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially. The Company undertakes no obligation to publicly update or revise any forward-looking statements. The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and our quarterly reports on Form 10-Q identify certain factors that could cause actual results to differ materially from those projected in any forward-looking statements made and investors are advised to review the periodic reports of the Company and the Risk Factors described therein. This presentation contains certain non-GAAP measures, including non-GAAP net income (loss) from continuing operations, earnings before interest, income taxes, depreciation and amortization (EBITDA) from continuing operations, adjusted EBITDA from continuing operations and service fee equivalent revenue. Non-GAAP net income (loss) from continuing operations represents net income (loss) from continuing operations calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, restructuring and other costs. EBITDA from continuing operations represents earnings (or losses) from continuing operations before interest, loss on extinguishment of debt, income taxes, depreciation, and amortization. Adjusted EBITDA from continuing operations further eliminates the effect of stock-based compensation, as well as restructuring and other costs. Service fee equivalent revenue represents service fee revenue excluding LiveArea related activity, plus the gross profit earned on product revenue and does not alter existing revenue recognition. Non-GAAP net income (loss) from continuing operations, EBITDA from continuing operations, adjusted EBITDA from continuing operations and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, restructuring and other costs, and EBITDA from continuing operations and adjusted EBITDA from continuing operations further eliminate the effect of financing, remaining income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent (SFE) revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis. The Company believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this presentation have been reconciled to the nearest non-GAAP measures later in this presentation. 2

PFSW KEY STATS[1]

Trading Data @ (8/11/2023)[2]

$5.03 Stock Price	**$3.80/$6.45** 52 week low/high
112,314 Avg. daily Vol. (3 mo.)	**22.7M** Shares outstanding
65% Public float, est.	**90%** Institutional/strategic owner holdings
$75.4M Enterprise Value	**$114.4M** Market Cap

Stock Trend



Revenue Forecast[3]

($ Millions)


12% CAGR
$140.9
$176.1
25%
$187.7
7%
$200.3
7%
8-13%
2019
2020
2021
2022
2023E
Service Fee and SFE Revenue[4]
Growth

Key Events

- PFSweb sold LiveArea, its professional services business unit, to Merkle in August 2021 for ~$250M, resulting in ~$150M in cash after transaction related costs, income taxes and payment of previous debt
- Issued special dividend of $4.50/share in Dec 2022 — returning approximately $110M of capital from LiveArea to our shareholders

Key Business Update

- Pivoted strategic focus to operations business unit, PFS, to provide a premier eCommerce order fulfillment platform
- Strong market demand driven by PFS' strong execution for valued clients, focus on brand-centric solutions, and multi-node fulfillment expansion have driven record new client engagements
- Targeting 2023 PFS annual service fee revenue growth of 8-13% with estimated AEBITDA percentage of service fee revenue to be 6% to 8%

1. Source: Capital IQ
2. Post special dividend of $4.50 per share paid December 2022
3. Company guidance issued and effective August 8, 2023
4. Service fee equivalent (SFE) revenue (2019-2022), Adjusted EBITDA and Non-GAAP net income are non-GAAP financial measures. See Appendix for a reconciliation to the most comparable GAAP financial measure

3

WHY PFS WINS ____ PFS delivers premium customer experience for brands at scale. Deep Expertise with Brand-centric Services at Scale • 25+ years of experience designing and implementing bespoke post-click customer experiences for enterprise and brands looking to grow • $3.2B+ in GMV shipped in 2022 Complete Global Order Fulfillment Platform • Brand customized order fulfillment 3PL operations from PFS-hosted facilities • Complementary support functions to reinforce the entire eCommerce back-end operation Trusted by iconic brands, branded manufacturers and specialty retailers with on- brand DTC and B2B eCommerce fulfillment operations • Proven track record and deep expertise in key growth verticals including health & beauty, jewelry and collectables, activewear and prestige CPG categories • Enabling superior unboxing experiences to align with brand ethos

5 ECOMMERCE FULFILLMENT SERVICES PLATFORM OFFERING Value Added Services • Order Management • Tax, Address Verification & Reporting • Merchant of Record Services With its differentiated portfolio of eCommerce operations solutions, PFS is an established leader in scalable, brand-centric order fulfillment. At the core is 3PL services tailored to the high-touch and scalable requirements of the DTC eCommerce market. • Phone, Email, Chat & Chatbot • Dedicated & Shared Staffing • Work-from Home Agent Model • DTC Payment Processing • B2B AR/Invoice Management • Fraud Management Services DTC & B2B Channels • Distributed Multi-Node Approach • Branded Pack Out • Inventory Management • Returns and Reverse Logistics • Scalable Global Platform 3PL Fulfillment Transportation MGMT Order Orchestration Customer Care Payment & Fraud • Volume-Based Negotiated & White Labeled Rates • Regional Carrier Relationships • Brokerage Services • Gift Wrap & Branded Packaging • Assembly, Kitting, & Bundling • Product Personalization The offering is strengthened with complementary support functions to reinforce the entire eCommerce back-end operation.

6 DISTINGUISHED CLIENT PORTFOLIO OF 100+ BRANDS

GLOBAL FOOTPRINT ____ Global DC Footprint 11 Distribution Centers – 2.4M ft2 • Dallas, TX – 2 DCs • Las Vegas, NV – 2 DCs • Memphis, TN – 3 DCs • Toronto, ON – 1 DC • Liège, BE – 1 DC • Southampton, UK – 2 DCs 2024 Planned Expansion • Northeast USA – 1 DC • Dallas, TX – 1 DC Recent Developments • Opened second fulfillment center in Southampton, England in Q2 2023 • Opened second fulfillment site in Dallas in Q3 2023 that includes on-site contact center and corporate space • Exploring fulfillment center in Northeastern USA with targeted opening in Q1 2024 • Exploring third fulfillment center in Dallas, TX area to support sales pipeline activity with targeted opening in H1 2024 Confidential 7

2022 OPERATIONAL PERFORMANCE SUMMARY

PFS benefits from market tailwinds related to the global pandemic and executing for its valued clients by expanding its footprint.

- Shipped over $3.2B in GMV on behalf of 80 fulfillment clients in 2022, comparing to the scale of major retail marketplace eCommerce sites
- Executed extremely well for clients throughout 2022 and continue to retain high client referenceability
- Investments made to strengthen and expand PFS' global footprint in Dallas and Las Vegas to build a strong foundation for multi-node growth
- Continued expansion in the U.S. and Europe allows PFS to improve client speed to market, reduce freight costs, and leverage a multi-node strategy for labor savings at peak
- Eclipsed 30.8M orders shipped in 2022, representing a third straight record order fulfillment year

Scale Compared to Major Online Retailers

macy's	$7.2B Online Revenue[1]
PFS	$3.2B GMV Shipped[2]
SEPHORA	$2.7B Online Revenue[1]
ULTA BEAUTY	$1.9B Online Revenue[1]

3rd Straight Record Order Fulfillment Year



(Millions of orders)
Global Orders Fulfilled
Company Record
14.6
26.9
29.3
30.8
2019
2020
2021
2022

1. Source: eCommerce DB.com
2. Gross Merchandise Value fulfilled by PFS on behalf of clients in FY 2022

8

9 BUSINESS DEVELOPMENT UPDATE1 Viewing historical trends of new business development bookings gives insight into future growth, recurring revenue forecast, and timing of the sales cycle. This insight helps determine fulfillment center expansion timing and marketing/sales tactics as the year progresses. In CY 2022 PFS set a company record for new bookings in a single year, followed by a new quarterly record in Q2 2023 aided by the growth of our transportation management services. Annual Contract Value ($M) Booked Engagements 4 6 4 3 4 4 8 4 7 5 1 2 7 10 9 5 4 5 $4.8 $16.3 $7.1 $6.4 $3.7 $3.7 $5.2 $1.7 $12.8 $5.4 $0.2 $8.8 $6.8 $11.0 $19.1 $8.0 $6.8 $35.1 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 COVID-19 Impact Quarter Bookings Record Full-Year Bookings Record 9 SIGNED NEW BOOKINGS $41.9M SIGNED ESTIMATED ANNUAL CONTRACT VALUE 86% 8% 6% Health & Beauty Apparel & Accessories Jewelry 2023 Bookings Annual Contract Value Breakdown by Vertical 2023 Bookings 1. Updated as of June 30, 2023

10 TRANSPORTATION MANAGEMENT SERVICES ____ Service offering brings opportunity to provide valuable solutions to clients and increase the stickiness of engagements. • Flexible parcel optimization engine, a technology built into our warehouse management system, allows flexible carrier selection based on our clients’ unique requirements ─ Reduces aggregate transportation costs ─ De-risks carrier dependency ─ Enables environmental sustainability initiatives • Significant pipeline opportunities to couple with new order fulfillment booking, or as service fee revenue add-on to an existing client contract • Gross margin profile typically lower than the fulfillment range, but AEBITDA margin is expected to trend higher than our overall AEBITDA margin because it does not require the same level of SG&A overhead costs inherent in fulfillment operations • Phased growth approach to 1) deepen carrier network relationships 2) enhance data reporting and processes and 3) add new services to entrench PFS as a carrier agnostic transportation provider

F I N A N C I A L S T E WA R D S H I P

12 $140.9 $176.1 $187.7 $200.3 2019 2020 2021 2022 2023E HISTORICAL AND PROJECTED SFE REVENUE PERFORMANCE Strong Organic Revenue Growth Service Fee and SFE Revenue ($M)1 1. Service Fee Equivalent Revenue (2019-2022) is a non-GAAP financial measures. See Appendix for a reconciliation to the most comparable GAAP financial measure. 2. Company guidance issued and effective August 8, 2023 Growth 25% 7% 7% 8-13% Strengthening Growth Rate in the Business • 2022 and 2023 growth rate fueled by both existing client growth and record new sales bookings • 2023 growth supported by accelerating growth of transportation management services 2

2023 OUTLOOK

($ Millions)

Service Fee and SFE Revenue[1]


~$216 - $226
$200.3
8-13%
Growth
2022
2023E [2]

AEBITDA


8%-10%
of Service Fee Rev
~2%
6%-8%
2023E [2]

PFS expects substantial improvement in consolidated AEBITDA as compared to CY2022 as a result of improving gross margins and cost restructuring to better align to the current company size and focus.

Service Fee and SFE Revenue[1]

Targeting growth of 8% to 13% range driven by strong, sustained fulfillment demand strength and transportation management services

AEBITDA

Estimated AEBITDA profitability for the business operating in a public company environment with certain corporate public company related costs

Estimated Public Company Costs

Estimated costs associated with operating as a publicly traded company

1. Service Fee Equivalent Revenue (2022) is a non-GAAP financial measures. See Appendix for a reconciliation to the most comparable GAAP financial measure.
2. Company guidance issued and effective August 8, 2023

13

14 BALANCE SHEET Select Balance Sheet Items Dec 31, 2021 Jun 30, 2022 Dec 31, 2022 Jun 30, 2023 Cash and restricted cash 152.5 148.2 30.0 39.0 Accounts receivable 78.0 49.6 82.6 44.9 Inventories 3.1 - - - Property & equipment, net 19.3 19.4 20.9 20.5 Other receivables and other current assets 14.4 14.8 17.2 8.7 Goodwill 22.2 21.4 21.3 21.8 Operating lease right-of-use assets 35.4 31.1 30.9 35.0 Other 1.6 1.7 1.8 1.7 Total assets 326.5 286.2 204.7 171.6 Accounts payable 36.5 27.3 38.5 18.3 Accrued expenses & Income taxes payable 31.6 21.6 37.0 22.7 Operating lease liabilities 40.5 35.3 33.8 37.4 Deferred revenue 5.2 3.5 4.8 3.4 Other long term liabilities 2.6 2.7 4.3 4.4 Finance lease liabilities 0.3 0.1 0.1 0.1 Total liabilities 116.7 90.5 118.5 86.3 Total shareholders’ equity 209.8 195.7 86.2 85.3 ($ Millions) Highlights • $39.0M unrestricted cash balance remaining as of June 30, 2023 after special dividend • Special dividend of $110M declared Q4 2022 – including $3.8M of dividend equivalent payable at June 30, 2023 applicable to previously granted equity awards • December 31, 2021 and 2022 results reflect increased working capital requirements during holiday peak period • Entered into a new $25M revolving credit facility in June 2023 quarter

15 72% 3% 16% 2% 7% 3PL & Omnichannel Fulfillment Order Orchestration Customer Care Payment & Fraud Other 1. Calculated in revenue for CY 2022 Revenue by GeographyService Percentage of Revenue 86% 7% 7% North America Europe United Kingdom REVENUE BY SERVICE AND GEOGRAPHY1

ESTIMATED DOUBLE-DIGIT FUTURE GROWTH FROM CORE BUSINESS

PFS' fulfillment related service fee revenue anticipated to continue to grow at double-digit growth rates

- Fulfillment revenue also includes value-added services and transportation management
- Multi-node fulfillment network expected to fuel growth as additional centers go live with new clients
- Revenues from non-fulfillment activities, such as contact center, are projected to decrease as a percentage of total revenue as fulfillment revenues continue to scale



Fulfillment & Transportation Management Revenue
Company Revenue
% Fulfillment & Transportation Management Growth Estimate
% Company Revenue Growth Estimate
10-15%
~15+%
2024E
10-15%
~15+%
2025E
10-15%
~15+%
2026E

16

I N N O VAT I O N C R E AT I N G E F F I C I E N C Y

18 INNOVATION INVESTMENTS ____ PFS’ approach to automation is to deploy technology solutions that are pragmatic and increase efficiency. They must be: • Proven: Demonstrated performance in similar distribution environments • Agile: Allow for growth and changing operational realities • Highly Available and Supported: Ability for PFS to troubleshoot any critical issues on-site • Scalable: Systems work across a wide variety of client operations to create synergies • User Friendly: Must work alongside or enhance a human’s productivity without being 100% reliable on the technology PFS’ 3-5 year automation roadmap consists of three levels: 1. Existing Automation 2. Best-in-Class 3. Cutting Edge Expanding existing automation not fully deployed across all solutions. • Light-driven pick carts and walls • Paperless pick carts Mechanization that complements and enhances human tasks. • Automation for inventory cycle counts • Autonomous mobile robots Experimenting with fully automated and smart distribution centers. • E.g. Geek systems & HAI

SUSTAINABILITY STRATEGY

PFS' goal is to move towards a sustainable future by taking on the sustainable objectives of its clients and offering environmental-friendly alternatives to its fulfillment operations.

Environmental

Completed materiality assessment with a consulting firm in Q2 2023 that resulted in a published GRI report and disclosed Scope 1 & 2 emissions with EcoVadis and CDP. This includes a formal Sustainability Plan, Environmental Policy, and Human Rights Policy as well as programs to collect necessary data for future mandatory reporting requirements. Several programs are in place to support clients' initiatives by deploying technology to reduce waste.

- **Paperless Picking:** Eliminates paper during the product picking process
- **Regional Carriers:** Offering parcel and regional carriers for greener transit options
- **Sourcing Materials:** Recycled/recyclable packaging, water activated tape, etc.
- **Right-size packaging:** Sourcing correct box sizes and implementing best practices in pack out to reduce wasted space

Human

Providing opportunities for employees to contribute and grow.

- **Ideal Work Environments:** Remote and hybrid options for corporate and contact center staff and a positive teamwork culture in the fulfillment centers
- **Recognize & Retain Talent:** Employee award programs, promoting from within and opportunities to move laterally within the company
- **Cooperation & Collaboration:** Cross-functional and leadership support of employee programs and willingness to support our fulfillment operations and contact centers during critical holiday season


PFS
2023 GRI REPORT
PFS

View Report on PFS' Website Here

19

COMPELLING OPPORTUNITIES FOR GROWTH

	1 GEO EXPANSION	2 VERTICAL EXPANSION	3 TRANSPORTATION	4 SCALE UP FULFILLMENT ENABLEMENT PRODUCTS[1]
STRATEGY	• Continue expansion of distribution center presence in North America and EMEA	• Leverage current success to expand both penetration in core verticals and expansion into complementary verticals to increase total addressable market	• Continue expansion of managed transportation services with regional carriers and courier services • Add incremental sortation equipment and line haul capabilities for existing clients and sell excess capacity locally to generate new revenue streams	• Augment traditional warehouse-based fulfillment with omnichannel/dark store technology enablement tools • Enhance flexibility and efficiency of current service offerings • Includes RetailConnect and CloudPick
FINANCIAL IMPACT	Continued acceleration of fulfillment service line	Continued acceleration of fulfillment service line	Scales top line significantly, while further entrenching PFS services	Requires sales investment

1. Roadmap item - currently not active

20

I D E N T I F Y I N G I D E A L C L I E N T S

PFS

COMPELLING MARKET POSITION

PFS is positioned in the middle of the eCommerce fulfillment market.[1]

- PFS differentiates from large contract logistics providers by providing flexible, brand-forward services
- PFS differentiates from SMB fulfillment providers by providing solution customization at scale

PFS has the opportunity to expand deeper into the fulfillment technology industry with additional investment into its proprietary fulfillment enablement products.

PFS Market Position

PFS FULF Tech Products Opportunity


Target Market Online Revenue
GXO
GEODIS
FedEx Supply Chain
KUEHNE+NAGEL
DHL
ORACLE NETSUITE
SAP
KENCO
Ryder Ever better.
Manhattan Associates
Radial a bpost company
tecsys
BlueYonder
SaddleCreek
PFS
KIBO
amazon webservices
CAPACITY
OCEAN
shopify
MAERSK
pitney bowes
Red Stag
ShipWizard
fba
ShipBob
shipmonk
SHIPENGINE
ShipStation
Fulfillment Services
Fulfillment Technology

1. Based on PFS competitive analysis

22

23 COMPETITIVE LANDSCAPE PFS’ world-class order fulfillment services match up favorably against some of the largest enterprise 3PL providers in the industry and against emerging growth players.1 3PL Fulfillment Support Services eCom DTC Retail B2B Value-Added Services SMB Transportation MGMT International Omnichannel Products Order Orchestration Customer Care Payment & Fraud 1. Based on PFS competitive analysis

PREMIER AND LUXURY BRANDS REFLECTING RESILIENCY IN THE MARKET ____ PFS’ core verticals have remained resilient to headwinds that have challenged big box retailers. • Luxury goods industry is forecasted to be more resilient to recession in 2023, with the U.S. and Europe remaining strong, and continuing to grow until 20301 • Recent Gartner research revealed that over half of consumers will remain loyal to their favorite brands despite inflation and that brand quality significantly fuels the customer loyalty • Offering a premium brand experience has never been more crucial 21% GROWTH IN GLOBAL LUXURY GOODS MARKET SECTOR IN 20221 50%+ CONSUMERS WILL REMAIN LOYAL TO THEIR FAVORITE BRANDS DESPITE INFLATION2 1. Women’s Wear Daily – Global Luxury Goods Market Seen Growing 21% in 2022 to 1.4 Trillion Euros, Bain & Company Study with Altagamma 2. Gartner Research

25 INVESTMENT HIGHLIGHTS The rapid shift to digital provided PFS with an opportunity to demonstrate agility and scalability evidenced by numerous accomplishments the last three years. A third consecutive record year of order fulfillment volume is proof PFS is uniquely positioned as a leader in global eCommerce operations with a strong value proposition and can deliver branded commerce operations at scale. eCommerce growth stabilized after pandemic-induced record-setting growth. However, the industry remains strong in PFS’ target verticals amid economic headwinds which fuels opportunity to expand the market’s fulfillment operations. • U.S. eCommerce sales reached $1 trillion for the first time in 2022 – 7.7% increase year over year1 • Retail ecommerce sales worldwide estimated to grow by 8.9% in 20232 • Luxury goods industry remains strong and predicted to grow due to younger generation spending3 • Gartner Research says that order fulfillment “has moved from being a tactical activity to a strategic business differentiator,” and this differentiation should drive efficiency.4 In 2023, PFS is focused on the future and the continued demand for our brand-centric multi-node fulfillment service offering. The Company remains committed to: 1. Expanding multi-node fulfillment strategy to better serve clients' customers 2. Converting strong sales pipeline for continued growth 3. Growing transportation management revenue 4. Driving fulfillment-as-a-service product offering to allow a more dynamic and flexible fulfillment network 5. Targeting 2023 service fee revenue growth at 8% to 13% and adjusted EBITDA percentage of service fee revenue to be within the range of 6% to 8% 5 6. Driving sustained value for shareholders following restructuring in 2022 that aligns the company’s structure to its mission 1. Digital Commerce 360, U.S. Department of Commerce retail data; February 2023 2. Source: emarketer, February 2023 3. Source: CNBC – Bain & Company Research 4. Source: Gartner Research, Develop a Customer Fulfillment Team to Meet Digitally Capable Customers’ Needs, October 2022. 5. Company guidance issued and effective on August 8, 2023

T H A N K Y O U

27 STRATEGIC ALTERNATIVES PROCESS PFSweb is evaluating options for shareholder value creation. Raymond James Financial, a leading diversified financial services company, continues to represent PFS as they evaluate the best next step for the company and its shareholders. The company is targeting to complete this strategic review process in 2023. Focused on maximizing value for shareholders while achieving the best outcome for employees and clients, which could include: 1. Taking the company private 2. Merging with another company where there is little to no business model overlap 3. Finding a great new home for the business with a larger parent company 4. Remaining a public company • PFS Growth – Ensuring PFS is positioned for continued growth • Value Creation – Delivering maximized shareholder value • PFS People - Finding the best fit for PFS’ valued employees

LIVEAREA TRANSACTION

Merkle, a leading technology-enabled, data-driven customer experience management (CXM) company within Dentsu Group's international business, acquired the LiveArea business unit.

The LiveArea business segment was a full-service global customer experience and commerce agency for DTC and B2B brands. LiveArea primarily offered consultancy services for branded digital platforms, integration, marketing and applications.

- Announced July 6, 2021 — completed on August 26, 2021
- PFSweb sold LiveArea to Merkle, a Dentsu International company (Tokyo: 4324), for total gross consideration of $250M, resulting in cash proceeds[1] of approximately $150M after payment of debt, income taxes and transaction costs
- LiveArea joined an established global technology-enabled, data-driven CXM company, adding its $85M in TTM revenue as of March 31, 2021
- PFSweb accounted for the LiveArea divestiture as a discontinued operation beginning on its Q2 2021 earnings report

$250M	$150M	$85M
TOTAL CONSIDERATION	NET PROCEEDS[1]	LIVEAREA REVENUE TTM[2]

1. After consideration of estimated taxes and transaction related expenses.
2. As of March 31, 2021

28

29 SENIOR LEADERSHIP TEAM CEO Mike Willoughby • Promoted to CEO in March 2013 • 20+ years with the company, 30+ years of business development and digital marketing experience CFO Tom Madden • Appointed CFO in 1997 • 30 years with the company, 35+ years of finance and accounting experience President and COO Zach Thomann • Appointed as PFS GM in 2018, promoted to EVP in 2019, President in 2021, and COO in 2022 • 19 years with PFS in client services, operations and technology experience • Will transition to Chief Executive Officer in 2023

30 SVP, Chief Information Officer Mark Fuentes • Promoted to CIO in 2014 • 19 years with PFS, 30+ years of technology and operations experience SVP, Chief Accounting Officer Laura Bracken • Hired in 2023 • 25+ years of finance and accounting experience • Held previous executive positions at Aero Design Labs and At Home Group SVP, Fulfillment Operations Jon Gardner • Promoted to SVP Fulfillment Operations in 2021 • Hired in 2020 as VP of Fulfillment • Previously held multiple executive leadership roles for Kuehne & Nagel North America SVP, Business Operations Jamie Saucedo • Operated in executive role since 2018, promoted to SVP Business Operations in 2021 • 15 years with PFS, holding various leadership roles in contact center operations, financial services, and client services BUSINESS SENIOR MANAGEMENT TEAM

31 BOARD OF DIRECTORS Monica Luechtefeld Board Chair • BOD member since 2014 • Recognized leader in eCommerce and previously held various executive roles at Office Depot Mike Willoughby Chief Executive Officer & Executive Director of Board of Directors • Promoted to CEO in March 2013 • 20+ years of business development and digital marketing experience David Beatson Independent Director • BOD member since 2000 • Chief Executive Officer of Ascent Advisors, LLC a logistics and supply chain consulting firm Benjamin Rosenzweig Independent Director • BOD member since 2013 • Partner at Privet Fund Management LLC Robert Frankfurt Independent Director • BOD member since 2019 • President and Founder of Myca Partners (“Myca”), and previously senior portfolio manager at Steel Partners and Sandell Asset Management Mercedes De Luca Independent Director • BOD member since 2019 • CIO of Pebble Beach Company, and 20+ years experience in the eCommerce, consumer Internet and software industries.

HISTORICAL SERVICE FEE EQUIVALENT REVENUE OVERVIEW

PFS

Service Fee Revenue

- Service Fee Revenue represents PFS' primary business activity across more than 100+ brands
  - No inventory ownership required
  - Generates service fees based on recurring transaction-based activity and projects
- FY2022 activity
  - Over $3.2B in client merchandise fulfilled
  - This generated **$200.0M** GAAP Service Fee Revenue or $200.3M **Service Fee Equivalent Revenue**

Product Revenue

- PFS' Product Revenue activity relates to one specific client
  - The client agreement required PFS to take title of their inventory and U.S. GAAP required PFS to record the full value of their merchandise sold as Product Revenue
  - Gross profit of Product Revenue was therefore the best estimate of service fees
  - Agreement with this client ended mid 2022

	2019[1]	2020	2021	2022					2023		
	Full Year	Full Year	Full Year	Mar	June	Sept	Dec	YTD	Mar	June	YTD
Total PFSW revenue	294.0	272.9	277.3	66.5	64.6	65.5	98.5	295.1	69.3	67.9	137.2
Pass-through revenue	(53.0)	(62.0)	(64.2)	(17.8)	(19.2)	(21.8)	(32.9)	(91.7)	(21.7)	(19.7)	(41.4)
Cost of Product Revenue	(25.2)	(21.7)	(16.6)	(2.9)	(0.2)	-	-	(3.1)	-	-	-
Service fee revenue related to LiveArea activity [2]	(74.9)	(13.1)	(8.8)	-	-	-	-	-	-	-	-
PFS Service Fee Equivalent Revenue	140.9	176.1	187.7	45.8	45.2	43.7	65.6	200.3	47.6	48.2	95.8

(1) Service fee equivalent revenues for 2019 based on amounts as filed in our Form 10-K for the year ended December 31, 2019, and have not been affected for discontinued operations presentation related to the divestiture of our LiveArea business in 2021.

(2) In completing the discontinued operations presentation, certain LiveArea revenues, costs of revenues and gross profit related to client contracts that were not fully transferred to contracts directly operating under the LiveArea operating entities as of the August 2021 transaction date were maintained by PFS as part of the continuing operations presentation. Subsequent to the LiveArea transaction date, revenues billed and costs incurred under these certain contracts where we have subcontracted services to LiveArea are recorded as pass-through revenue and pass-through costs, for as long as such contracts continue to be maintained directly through PFS.

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33 RECONCILIATION TABLES ($ Millions) Continuing Operations - Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA & Non- GAAP Net Income (Loss) 2020 2021 2022 2023 Full Year Full Year Mar June Sept Dec YTD Mar June YTD Net income (loss) from continuing operations (6.2) (13.6) (7.5) (4.5) (6.1) (2.1) (20.2) (1.5) (0.1) (1.6) Income tax expense (benefit) 1.4 1.5 0.3 0.2 0.2 0.9 1.6 0.6 - 0.6 Loss on extinguishment of debt - 0.4 - - - - - - - - Interest expense (income) 1.5 0.9 - (0.2) (0.6) (0.7) (1.4) (0.1) (0.3) (0.3) Depreciation and amortization 7.6 7.6 2.0 1.7 1.9 2.0 7.5 2.1 2.1 4.1 EBITDA 4.3 (3.2) (5.2) (2.7) (4.6) 0.0 (12.5) 1.1 1.7 2.8 Gross margin on LiveArea activity (5.1) (3.6) - - - - - - - - Stock-based compensation 7.0 4.8 0.7 0.6 1.6 3.0 5.9 1.0 1.2 2.2 Acquisition-related, restructuring & other costs 1.4 5.0 4.1 1.8 3.2 2.5 11.5 0.8 0.5 1.3 Adjusted EBITDA 7.6 3.0 (0.4) (0.4) 0.2 5.5 5.0 3.0 3.3 6.3 Net income (loss) from continuing operations (6.2) (13.6) (7.5) (4.5) (6.1) (2.1) (20.2) (1.5) (0.1) (1.6) Stock-based compensation 7.0 4.8 0.7 0.6 1.6 3.0 5.9 1.0 1.2 2.2 Acquisition-related, restructuring & other costs 1.4 5.0 4.1 1.8 3.2 2.5 11.5 0.8 0.5 1.3 Non-GAAP Net Income (Loss) 2.2 (3.8) (2.7) (2.1) (1.3) 3.4 (2.7) 0.3 1.6 1.9

34 TOTAL REVENUE BREAKDOWN - CONSOLIDATED 174.9 186.7 200.0 13.1 8.8 22.9 17.6 3.3 62.0 64.2 91.7 $272.9 $277.3 $295.1 FY 20 FY 21 FY 22 Service Fee Revenue - PFS Product Revenue Pass-Through Revenue ($ Millions) Service Fee Revenue - LiveArea

35 CORPORATE RESTRUCTURING UPDATE Goal of aligning cost structure more closely with its current size and focus post completion of the LiveArea divestiture, while driving ~$9M in ongoing cost savings. Rightsizing due to LiveArea divestiture Personnel reductions in 2021 & 2022 and a reduction of ongoing SG&A expenses, including the impact of the completion of the TSA with Merkle Allen HQ Lease Termination Early termination of the Company’s Allen, TX corporate headquarters Executive Team Restructuring Restructuring of the executive team and current CEO compensation to better reflect the cost of PFS’ continuing operations Additional Cost Savings Initiatives Reductions in ongoing professional services costs, and optimizing the Company’s corporate support activities 2021-2022 Restructuring Breakdown $9M

36 Enterprise Fulfillment Purpose-built permanent fulfillment center Metro Fulfillment Temporary fulfillment locations enabled by technology Dark Store Fulfillment Operate store as a fulfillment center Omnichannel Fulfillment Traditional omnichannel tech and hardware deployed DISTRIBUTED FULFILLMENT APPROACH Delivering on customer expectations requires a distributed fulfillment approach with enterprise fulfillment facilities managing the majority of orders, and asset-light fulfillment solutions within both the store environment and key metropolitan areas. PFS provides a platform and agility to enable each point of fulfillment and is continuing to scale that infrastructure.

37 PFSWEB’S HISTORY 2000 2005 20101995 2015 2008 - End2End Solution Formed PFSweb & Demandware (now Salesforce Commerce Cloud) entered into a partnership to form PFSweb’s End2End eCommerce solution which included web development, order management, customer care, financial services, and order fulfillment wrapped into a single solution offering. 2009 - Launched Digital Agency Services Digital Agency Services at PFSweb is launched from the ground up focused on digital marketing technology. 2012 - End-to-End Trend Shift End-to-end solution slows as outsourcing shifts from single- vendor commerce to multi- vendor best-of-breed solutions. 2012 - Opened Dallas Contact Center Moved primary contact center to downtown Dallas, TX and expanded capacity. 2014 - 2016 – Professional Services Expansion Shifted focus to higher-margin professional services and made 5 acquisitions in less than 2 years to expand this offering. 1994 - PFS Founded Priority Fulfillment Services, Inc. was founded to perform BPO services for retailers as the demand for outsourcing grew. 1999 - Opened EU and CA DCs International expansion gave PFS fulfillment and contact center capabilities in Belgium and Canada. 1999 - PFSW IPO PFS IPOs as PFSweb in 1999 and spins-off from parent company during height of the dot.com era. 2000 - Opened Memphis DC With its central location in the United States and proximity to FedEx HQ, the Memphis, TN became PFSweb’s centralized fulfilment hub. 2017 - Business Unit Formation Formally created two business units, LiveArea and PFS, under PFSweb to align our go-to- market strategy with market trends. The traditional back-end operations were organized under the PFS business unit. • Dedicated leadership teams • Separate public financial statements • Focused on improving innovation and operational capabilities across all our sites • Refreshed go-to-market strategy as an eCommerce operations provider ─ Order Fulfillment ─ Order Management ─ Contact Center ─ Payment & Fraud

TRACK RECORD OF INNOVATION

- OMS/WMS Technology Innovation (red)
- Product Development (green)
- Multi-Node Fulfillment Expansion (blue)

PFS

Born in 1994 from a wholesale distributor of computer consumables, PFSweb IPO'd in 1999 and has a long history providing premium outsourced order fulfillment services dating back to the dot com boom era. Today, PFS is dedicated to executing for its clients by creating an ideal multi-node infrastructure and continuing its long track record of innovation.

2019

RetailConnect Product Announcement (green)

Developed from PFS tech and aimed at improving retailers' omnichannel store operations.

Developed Enhanced UI Pack Out Screens (red)

Influenced by clients' increasingly complex pack-out requirements, developed software to increase pack-out speed and accuracy.

CloudPick Announcement (green)

Developed from PFS lighted picking tech and aimed at improving picking efficiency.

RetailConnect Pilot (green)

Launched pilot program for a boutique artisan shop to enable store fulfillment and BOPIS.

2020

COVID Response

Swift response to keep employees safe while operating at a high-level for all clients as brick & mortar retail shut down.

Record Q2 Results

Driven by COVID demand, set record second quarter fulfillment volumes.

Opened Dallas and additional Belgium DC (blue)

To increase capacity for peak demand, opened two new DCs ahead of peak season.

RetailConnect First Production Client (green)

Launched apparel brand to enable store fulfillment in 3 stores during peak.

2021

Reported Record Fulfillment Volumes

Full year 2020 order fulfillment volume grew 84% year over year.

Opened Las Vegas DC (blue)

To increase capacity for peak demand and provide geographically diverse multi-node capabilities for several clients.

RetailConnect Expansion (green)

After successful peak season, expanding product into up to 30 stores by end of Q2 2021.

Robotics Exploration (red)

Began researching investments in robotics to help decrease dependency on DC labor.

2022

Reported Second Consecutive Year With Record Fulfillment

Full year 2021 order fulfillment volume grew 6% year over year.

West Coast Expansion (blue)

Opened second fulfillment center in Las Vegas.

Launched Paperless Picking (red)

Piloted a program that eliminated the paper packing slip with one client to create efficiency and reduce paper waste.

2023+

Reported Third Consecutive Year With Record Fulfillment

Full year 2022 order fulfillment volume grew 5% year over year.

Incremental Multi-Node (blue)

Adding fulfillment center capacity in Dallas and the UK.

Transportation Expansion & Productization (green)

Developing a formalized parcel and freight transportation offering to give clients more flexibility and better rates.

Automation Investment (red)

Mechanization that complements and enhances human tasks such as autonomous mobile robots.

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